                                                                               .
                                                                               .
                                                                               .



                                                                                                         Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2002-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                          DISTRIBUTION DATE:    FEBRUARY 27, 2004
                                            ------------------------------------

(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:               $ 6,269,952.86
                                                                                                         --------------
           ( $0.00007664979        per $1,000 original principal amount of Class I-A-1 Notes)
             ----------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:               $         0.00
                                                                                                         --------------
           ( $0.00000000000        per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                 $         0.00
                                                                                                         --------------
           ( $0.00000000000        per $1,000 original principal amount of Class I-B Notes)
             ----------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:              $17,382,870.12
                                                                                                         --------------
           ( $0.00012972291        per $1,000 original principal amount of Class II-A-1 Notes)
             ----------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:              $         0.00
                                                                                                         --------------
           ( $0.00000000000        per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                $    85,824.16
                                                                                                         --------------
           ( $0.00000104920        per $1,000 original principal amount of Class I-A-1 Notes)
             ----------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                $   629,113.33
                                                                                                         --------------
           ( $0.00000343778        per $1,000 original principal amount of Class I-A-2 Notes)
             ----------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                  $    38,760.94
                                                                                                         --------------
           ( $0.00000472694        per $1,000 original principal amount of Class I-B Notes)
             ----------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:               $  238,493.46
                                                                                                         --------------
           ( $0.00000177980        per $1,000 original principal amount of Class II-A-1 Notes)
             ----------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:               $ 2,198,610.56
                                                                                                         --------------
           ( $0.00000396861        per $1,000 original principal amount of Class II-A-2 Notes)
             ----------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
        (if any):

          (1) Distributed to Class I-A-1 Noteholders:                                      $0.00
                                                                          ----------------------
              ( $0.00000000000        per $1,000 original principal amount of Class I-A-1 Notes)
              ----------------------
          (2) Distributed to Class I-A-2 Noteholders:                                      $0.00
                                                                          ----------------------
              ( $0.00000000000        per $1,000 original principal amount of Class I-A-2 Notes)
              ----------------------
          (3) Distributed to Class I-B Noteholders:                                        $0.00
                                                                          ----------------------
              ( $0.00000000000        per $1,000 original principal amount of Class I-B Notes)
              ----------------------
          (4) Distributed to Class II-A-1 Noteholders:                                      $0.00
                                                                           ----------------------
              ( $0.00000000000        per $1,000 original principal amount of Class II-A-1 Notes)
              ----------------------
          (5) Distributed to Class II-A-2 Noteholders:                                      $0.00
                                                                           ----------------------
              ( $0.00000000000        per $1,000 original principal amount of Class II-A-2 Notes)
              ----------------------
          (6) Balance on Class I-A-1 Notes:                                $0.00
                                            ------------------------------------
              ( $0.00000000000        per $1,000 original principal amount of Class I-A-1 Notes)
             ----------------------








                                Page 5 of 8 pages


        (7)  Balance on Class I-A-2 Notes:                                $0.00
                                           --------------------------------------
             (      $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
             ---------------------
        (8)  Balance on Class I-B Notes:                                  $0.00
                                           --------------------------------------
             (      $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
             ---------------------
        (9)  Balance on Class II-A-1 Notes:                               $0.00
                                           --------------------------------------
             (      $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
             ---------------------
        (10) Balance on Class II-A-2 Notes:                               $0.00
                                           --------------------------------------
             (      $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
             ---------------------

(xii)   (X)  Payments made under the Group I Cap Agreement on such date:
             (                $0.00  with respect to the Class I-A-1 Notes,
             ----------------------
                              $0.00  with respect to Class I-A-2 Notes, and
             ----------------------
                              $0.00  with respect to Class I-B Notes), and
             ----------------------
        (Y)  payments made under the Group II Cap Agreement on such date:
             (                $0.00  with respect to Class II-A-1 Notes and
              ---------------------
                              $0.00  with respect to the Class II-A-2 Notes); and
              ---------------------
             the total outstanding amount owed to the Cap Provider:
                              $0.00  with respect to the Group I Cap Agreement and
              ---------------------
                              $0.00  with respect to the Group II Cap Agreement.
              ---------------------

(xiii)  (X)  GROUP I POOL BALANCE at the end of the related Collection Period:            $212,529,033.67    and
                                                                                  -----------------------
        (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:           $605,808,789.52
                                                                                  -----------------------

(xiv)   After giving effect to distributions on this Distribution Date:

        (a)   (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:            $21,333,636.80
                                                                           ------------------
              (2)Pool Factor for the Class I-A-1 Notes:                  0.260802400
                                                                     ---------------
        (b)   (1)outstanding principal amount of CLASS I-A-2 Notes:           $183,000,000.00
                                                                           ------------------
              (2)Pool Factor for the Class I-A-2 Notes:                  1.000000000
                                                                     ---------------
        (c)   (1)outstanding principal amount of CLASS I-B Notes:               $8,200,000.00
                                                                           ------------------
              (2)Pool Factor for the Class I-B Notes:                    1.000000000
                                                                     ---------------
        (d)   (1)outstanding principal amount of CLASS II-A-1 Notes:           $55,193,331.38
                                                                           ------------------
              (2)Pool Factor for the Class II-A-1 Notes:                 0.411890500
                                                                     ---------------
        (e)   (1)outstanding principal amount of CLASS II-A-2 Notes:          $554,000,000.00
                                                                           ------------------
              (2)Pool Factor for the Class II-A-2 Notes:                 1.000000000
                                                                     ---------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)  In general:
              (1) Three-Month LIBOR
                  for the period from the previous Distribution Date to this Distribution Date was      1.17000%
                                                                                                     -------------
              (2) the Student Loan Rate was  for Group I:                 5.79969%    and Group II:     3.48873%
                                                                       -------------                 -------------



















                                Page 6 of 8 pages

        (b)  Note Interest Rate for the CLASS I-A-1 Notes:          1.23000%  based on  Index-based Rate
                                                               -------------           -------------------
        (c)  Note Interest Rate for the CLASS I-A-2 Notes:          1.36000%  based on  Index-based Rate
                                                               -------------           -------------------
        (d)  Note Interest Rate for the CLASS I-B Notes:            1.87000%  based on  Index-based Rate
                                                               -------------           -------------------
        (e)  Note Interest Rate for the CLASS II-A-1 Notes:         1.30000%  based on  Index-based Rate
                                                               -------------           -------------------
        (f)  Note Interest Rate for the CLASS II-A-2 Notes:         1.57000%  based on  Index-based Rate
                                                               -------------           -------------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:
                        $267,981.49  with respect to the GROUP I Student Loans and
             ----------------------
                        $764,951.05  with respect to the GROUP II Student Loans
             ----------------------
             (       $0.00000327606  per $1,000 original principal amount of Class I-A-1 Notes,
             ----------------------
                     $0.00000146438  per $1,000 original principal balance of Class I-A-2 Notes
             ----------------------
                     $0.00003268067  per $1,000 original principal balance of Class I-B Notes,
             ----------------------
                     $0.00000570859  per $1,000 original principal balance of Class II-A-1 Notes and
             ----------------------
                     $0.00000138078  per $1,000 original principal balance of Class II-A-2 Notes);
             ----------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:
                            $779.12  with respect to the GROUP I Notes and
             ----------------------
                          $2,220.88  with respect to the GROUP II Notes
             ----------------------
             (       $0.00000000952  per $1,000 original principal amount of Class I-A-1 Notes,
             ----------------------
                     $0.00000000426  per $1,000 original principal balance of Class I-A-2 Notes
             ----------------------
                     $0.00000009501  per $1,000 original principal balance of Class I-B Notes,
             ----------------------
                     $0.00000001657  per $1,000 original principal balance of Class II-A-1 Notes and
             ----------------------
                     $0.00000000401  per $1,000 original principal balance of Class II-A-2 Notes);
             ----------------------

(xviii) (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                              $0.00  with respect to the GROUP I Student Loans
             ----------------------
                      $3,171,199.35  with respect to the GROUP II Student Loans
             ----------------------
        (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                 with respect to the GROUP I Student Loans
                                                                      # of
                                                                     Loans            $ Amount
             30-60 Days Delinquent                                     297            $5,321,992
             61-90 Days Delinquent                                     116            $1,817,421
             91-120 Days Delinquent                                     18            $436,924
             More than 120 Days Delinquent                             106            $2,116,520
             Claims Filed Awaiting Payment                              12            $149,021

                 and with respect to the GROUP II Student Loans.
                                                                     # of
                                                                     Loans            $ Amount
             30-60 Days Delinquent                                   1,467            $18,818,987
             61-90 Days Delinquent                                     690            $8,633,070
             91-120 Days Delinquent                                    394            $4,808,913
             More than 120 Days Delinquent                             165            $4,053,045
             Claims Filed Awaiting Payment                             142            $1,919,663













                                Page 7 of 8 pages


(xix)   Amount in the GROUP I PRE-FUNDING Account:                                    $0.00
                                                                     ----------------------
        Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                                 $0.00
                                                                     ----------------------
        Amount remainging in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group I Other Student Loan Pre-Funding Sub-Account:                    $0.00
                                                                     ----------------------

(xx)    Amount in the GROUP II PRE-FUNDING Account:                           $3,384,541.86
                                                                     ----------------------
        Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                                 $0.00
                                                                     ----------------------
        Amount remainging in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:                   $0.00
                                                                     ----------------------

(xxi)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date        $190,061.45
                                                                                                -----------------

(xxii)  Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
        Policy:               $0.00
                 ------------------

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
        Group II Notes Guaranty Insurance Policy                                 $0.00
                                                                     -----------------

(xxiv)  (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:            $19,662.84;
                                                                                                          -------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:               $0.00;
                                                                                                          -------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                        $0.00;
                                                                                                     -------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                        $0.00;
                                                                                                     -------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                         $0.00; and
             -----------------
        (B)  with respect to the GROUP II INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:            $43,374.25;
                                                                                                          -------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:               $0.00;
                                                                                                          -------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                        $0.00;
                                                                                                     -------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                        $0.00;
                                                                                                     -------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                         $0.00
             -----------------

(xxv)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00    ;
                                                                                                     -------------
        the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00    ;
                                                                                                     -------------
        Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                    $0.00    ;
                                                                                                 -------------
        Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                  $0.00    ; and
                                                                                                 -------------
        Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                 $0.00    .
                                                                                                 -------------


















                                Page 8 of 8 pages